Exhibit 31.4

CERTIFICATION OF PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Gregory S. Curhan, certify that:

1.    I have reviewed this Amendment No. 1 to Form 10-K on Form 10-K/A of Angion Biomedica Corp.; and

2.    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

ANGION BIOMEDICA CORP.

	By:	/s/ Gregory S. Curhan
Date: April 28, 2023		Gregory S. Curhan Chief Financial Officer (Principal Financial and Accounting Officer)